[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

               MFS(R) STRATEGIC
               VALUE FUND
               ANNUAL REPORT o JULY 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 30 for details.
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Table of Contents

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 28
Trustees and Officers ..................................................... 31

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MFS(R) Privacy Policy

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-August, equity indices around the world have shown double-digit declines since December, and bond performance has been decidedly mixed year to date.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at an annualized rate of 5% in the first quarter of 2002 and at just over 1% in the second quarter. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam. As of late summer, we also have some concern that consumer spending could falter and hold back a recovery.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended July 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.3%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short- term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

August 15, 2002

(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended July 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 10.08%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of -5.13%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.98%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Kenneth J. Enright]
     Kenneth J. Enright

For the 12 months ended July 31, 2002, Class A shares of the fund provided a total return of -17.98%, Class B shares -18.55%, Class C shares -18.49%, and Class I shares -17.72%. These returns include the reinvestment of any capital gains and dividend distributions but exclude the effects of any sales charges and compare to a -17.24% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large-cap U.S. value stocks. During the same period, the average multicap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -18.09%.

Q.  WHAT WAS THE MARKET ENVIRONMENT DURING THE PERIOD?

A. The past 12 months has been challenging, with most major equity market indices declining over the period. While many issues have weighed on the market (including a decline in the value of the U.S. dollar and international conflicts), the quality of corporate earnings appears to have been the most important factor affecting the market overall and differentiating the performance of individual stocks. In this environment, we have maintained a consistent focus on stocks with low expectations built into their prices and higher-quality/less volatile fundamentals. We continued to focus on companies in several undervalued industries, such as specialty chemicals, packaging products, oil drillers, retail apparel, and aerospace and defense.

Q.  Where were you finding opportunities in this market?

A. Sears contributed to the portfolio's performance, aided by new management that focused on trimming expenses and improving the company's bottom line. In addition, its stock price benefited from the news that Sears had purchased Lands End, which could further differentiate Sears as a good destination for nationally recognized brands. The portfolio's overweighted position in energy stocks, particularly in those companies with any business in natural gas, such as Occidental Petroleum, benefited the fund because of a growing demand and restrained supply. The unstable political environment in the Middle East served to increase the value of natural resources such as oil and gas.

    In addition, we think lower interest rates and positive pricing trends should continue to benefit diversified financial services firms and multiline property and casualty insurance companies. We also added to our position in several banks because we feel they exhibited attractive yields, improving credit characteristics, and strong business fundamentals. Examples of these stocks included Hartford Financial Services, Chubb, and FleetBoston Financial.

Q.  WHICH HOLDINGS DETRACTED FROM PERFORMANCE?

A. The performance of pharmaceutical stocks has suffered this year due to concerns about weak new product pipelines and a slower, more cautious Food & Drug Administration. The portfolio's position in Bristol-Myers Squibb detracted from performance as a result of an increased number of challenges to the drug patents of its products by generic drug manufacturers. Another major disappointment during the latter half of the period was the lackluster performance of Genzyme, a biotechnology firm, which cut its profit expectations for the second quarter 2002 because of slower-than- expected sales of one of its key drugs.

Q.  WHAT IS YOUR OUTLOOK?

A. The economy has improved somewhat from weakness earlier in the year, and we believe the aggressive cost cutting and restructuring efforts of U.S. companies will ultimately improve their profitability sometime next year. Similarly, we expect the economy will continue to show signs of improvement, although we believe it is likely that a full fledged recovery will not occur until 2003. Although uncertainties persist with respect to the short-term earnings outlooks for many companies, we believe that this is an excellent environment for conservative, value-oriented investors.

    Respectfully,

/s/ Kenneth J. Enright

    Kenneth J. Enright
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   KENNETH J. ENRIGHT, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE VALUE PORTFOLIOS OF OUR MUTUAL FUNDS AND THE TOTAL RETURN, OR BALANCED, PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS.

   KEN JOINED MFS IN 1986 AS A RESEARCH ANALYST. HE WAS NAMED ASSISTANT VICE PRESIDENT IN 1987 AND VICE PRESIDENT IN 1988. HE FOLLOWED BUSINESS SERVICES, COAL, NATURAL GAS, OIL, RETAIL STORE, AND SUPERMARKET STOCKS AS AN ANALYST PRIOR TO BEING NAMED PORTFOLIO MANAGER IN 1993. HE WAS NAMED SENIOR VICE PRESIDENT IN 1999.

   KEN IS A GRADUATE OF BOSTON STATE COLLEGE AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC., AND HOLDS THE CHARTERED FINANCIAL ANALYST (CFA)
   DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                      Seeks to provide capital appreciation.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS           March 17, 1998

  CLASS INCEPTION:                Class A  March 17, 1998
                                  Class B  December 29, 2000
                                  Class C  December 29, 2000
                                  Class I  March 17, 1998

  SIZE:                           $619.5 million net assets as of July 31, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 2002. Index information is from April 1, 1998.)

                            MFS Strategic Value          Russell 1000
                              Fund - Class A             Value Index
            "3/98"              $ 9,425                   $10,000
            "7/98"               10,056                     9,867
            "7/99"               14,124                    11,346
            "7/00"               15,559                    10,779
            "7/01"               18,974                    11,722
            "7/02"               15,563                     9,701

TOTAL RATES OF RETURN THROUGH JULY 31, 2002

CLASS A
                                                  1 Year    3 Years      Life*
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Cumulative Total Return Excluding Sales Charge   -17.98%    +10.19%    +65.13%
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Average Annual Total Return Excluding Sales
  Charge                                         -17.98%    + 3.29%    +12.15%
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Average Annual Total Return Including Sales
  Charge                                         -22.69%    + 1.27%    +10.64%
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CLASS B
                                                  1 Year    3 Years      Life*
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Cumulative Total Return Excluding Sales
  Charge                                         -18.55%    + 9.10%    +63.49%
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Average Annual Total Return Excluding Sales
  Charge                                         -18.55%    + 2.95%    +11.90%
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Average Annual Total Return Including Sales
  Charge                                         -21.80%    + 2.21%    +11.58%
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Class C
                                                  1 Year    3 Years      Life*
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Cumulative Total Return Excluding Sales
  Charge                                         -18.49%    + 9.10%    +63.49%
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Average Annual Total Return Excluding Sales
  Charge                                         -18.49%    + 2.95%    +11.90%
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Average Annual Total Return Including Sales
  Charge                                         -19.30%    + 2.95%    +11.90%
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Class I
                                                  1 Year    3 Years      Life*
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Cumulative Total Return (No Sales Charge)        -17.72%    +10.63%    +65.56%
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Average Annual Total Return (No Sales Charge)    -17.72%    + 3.43%    +12.22%
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COMPARATIVE INDICES(+)
                                                  1 Year    3 Years      Life*
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Average multicap value fund+                     -18.09%    - 2.95%    - 0.39%
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Russell 1000 Value Index#                        -17.24%    - 5.09%    - 0.70%
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  * For the period from the commencement of the fund's investment operations,
    March 17, 1998, through July 31, 2002. Index information is from April 1, 1998.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results, and the performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

Risk Considerations
Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JULY 31, 2002

FIVE LARGEST STOCK SECTORS

              UTILITIES & COMMUNICATIONS        20.5%
              FINANCIAL SERVICES                17.6%
              ENERGY                            16.0%
              HEALTH CARE                       11.8%
              RETAILING                          8.7%

TOP 10 STOCK HOLDINGS

VIACOM, INC.  5.8%                            DEVON ENERGY CORP.  3.0%
Diversified media and entertainment           Natural gas and oil exploration
company                                       company

SEARS, ROEBUCK & CO.  5.7%                    VERIZON COMMUNICATIONS, INC.  3.0%
Multiline retailer                            Communication services

NISOURCE, INC.  3.6%                          KROGER CO.  3.0%
Energy holding company                        Supermarket company

TELEPHONE & DATA SYSTEMS, INC.  3.1%          PFIZER, INC.  2.8%
Diversified telecommunications services       Global pharmaceutical company
company
                                              COMCAST CORP.  2.6%
AT&T WIRELESS SERVICES, INC.  3.1%            Cable operator
Wireless telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- JULY 31, 2002

STOCKS - 97.8%
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ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 97.3%
  Banks & Credit Cos. - 3.4%
    Bank of America Corp.                                                111,730            $  7,430,045
    FleetBoston Financial Corp.                                          588,200              13,646,240
                                                                                            ------------
                                                                                            $ 21,076,285
--------------------------------------------------------------------------------------------------------
  Cellular Phones - 4.0%
    Motorola, Inc.                                                       477,100            $  5,534,360
    Telephone & Data Systems, Inc.                                       333,650              19,001,368
                                                                                            ------------
                                                                                            $ 24,535,728
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.6%
    Georgia Gulf Corp.                                                   155,800            $  3,614,560
--------------------------------------------------------------------------------------------------------
  Computer Software - 1.5%
    Oracle Corp.*                                                        932,700            $  9,335,394
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.9%
    Microsoft Corp.*                                                     122,000            $  5,853,560
--------------------------------------------------------------------------------------------------------
  Conglomerates - 2.8%
    General Electric Co.                                                 253,700            $  8,169,140
    Tyco International Ltd.                                              711,700               9,109,760
                                                                                            ------------
                                                                                            $ 17,278,900
--------------------------------------------------------------------------------------------------------
  Containers - 0.8%
    Owens Illinois, Inc.*                                                393,500            $  4,918,750
--------------------------------------------------------------------------------------------------------
  Entertainment - 5.7%
    Viacom, Inc., "B"*                                                   899,900            $ 35,033,107
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.4%
    Citigroup, Inc.                                                      404,460            $ 13,565,588
    Freddie Mac                                                          202,150              12,523,192
    Merrill Lynch & Co., Inc.                                            342,830              12,221,890
    Morgan Stanley Dean Witter & Co.                                     187,530               7,566,836
                                                                                            ------------
                                                                                            $ 45,877,506
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.9%
    Mellon Financial Corp.                                               218,640            $  5,811,451
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    PepsiCo, Inc.                                                         31,800            $  1,365,492
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.6%
    Bowater, Inc.                                                        167,090            $  7,617,633
    International Paper Co.                                              206,870               8,237,564
                                                                                            ------------
                                                                                            $ 15,855,197
--------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.7%
    Praxair, Inc.                                                        202,860            $ 10,609,578
--------------------------------------------------------------------------------------------------------
  Insurance - 7.3%
    Allstate Corp.                                                       256,940            $  9,766,289
    Chubb Corp.                                                          129,110               8,377,948
    CIGNA Corp.                                                          126,305              11,367,450
    Hartford Financial Services Group, Inc.                              184,510               9,336,206
    Nationwide Financial Services, Inc., "A"                             208,770               6,446,818
                                                                                            ------------
                                                                                            $ 45,294,711
--------------------------------------------------------------------------------------------------------
  Machinery - 1.6%
    Deere & Co.                                                          242,355            $ 10,183,757
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 8.1%
    Baxter International, Inc.                                           157,700            $  6,293,807
    Merck & Co., Inc.                                                    245,850              12,194,160
    Pfizer, Inc.                                                         524,800              16,977,280
    Schering Plough Corp.                                                572,050              14,587,275
                                                                                            ------------
                                                                                            $ 50,052,522
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.7%
    Genzyme Corp.*                                                       452,500            $ 10,307,950
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.8%
    Alcoa, Inc.                                                          420,430            $ 11,372,632
--------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.4%
    Williams Cos Inc.                                                    300,410            $  2,316,161
--------------------------------------------------------------------------------------------------------
  Oil Services - 9.0%
    BJ Services Co.*                                                     211,050            $  6,730,384
    Cooper Cameron Corp.*                                                217,100               9,333,129
    El Paso Corp.                                                        722,060              10,433,767
    Noble Corp.*                                                         451,790              14,637,996
    Schlumberger Ltd.                                                    137,100               5,884,332
    Transocean Sedco Forex, Inc.                                         352,000               8,976,000
                                                                                            ------------
                                                                                            $ 55,995,608
--------------------------------------------------------------------------------------------------------
  Oils - 8.3%
    Apache Corp.                                                         208,091            $ 10,716,686
    Devon Energy Corp.                                                   441,085              18,384,423
    ExxonMobil Corp.                                                     247,600               9,101,776
    Occidental Petroleum Corp.                                           479,590              12,992,093
                                                                                            ------------
                                                                                            $ 51,194,978
--------------------------------------------------------------------------------------------------------
  Retail - 5.6%
    Sears, Roebuck & Co.                                                 733,100            $ 34,580,327
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.9%
    Kroger Co.*                                                          925,800            $ 18,034,584
--------------------------------------------------------------------------------------------------------
  Telecommunications - 4.8%
    AT&T Corp.                                                           699,180            $  7,117,652
    AT&T Corp.*#                                                       1,037,000               4,303,550
    Verizon Communications, Inc.                                         554,715              18,305,595
                                                                                            ------------
                                                                                            $ 29,726,797
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 2.6%
    Comcast Corp., "A"*                                                  765,200            $ 15,992,680
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 3.0%
    AT&T Wireless Services, Inc.*                                      3,989,952            $ 18,712,875
--------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.6%
    Advanced Fibre Communications, Inc.*                                 225,940            $  3,892,946
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.3%
    Calpine Corp.*                                                     2,318,450            $ 11,522,696
    FirstEnergy Corp.                                                    188,900               5,808,675
    NiSource, Inc.                                                     1,090,400              21,589,920
                                                                                            ------------
                                                                                            $ 38,921,291
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    National Fuel Gas Co.                                                256,550            $  4,959,112
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $602,704,439
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.5%
  Canada - 0.5%
    Alcan, Inc. (Metals) (Identified Cost $ 4,169,217)                   110,690            $  3,077,182
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $709,273,509)                                                $605,781,621
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.1%
--------------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
--------------------------------------------------------------------------------------------------------
    General Electric Co. due 8/01/02                                 $     4,984            $  4,984,000
    Gillette Co. due 8/01/02                                               1,608               1,608,000
    New Center Asset Trust due 8/01/02                                     6,737               6,737,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 13,329,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 0.6%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 7/31/02, due 8/01/02,
      total to be received $3,809,194 (secured by various
      U.S. Treasury & Federal Agency Obligations in a
      jointly traded account),
      at Cost                                                        $     3,809            $  3,809,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $726,411,509)                                           $622,919,621

Other Assets, Less Liabilities - (0.5)%                                                       (3,399,775)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $619,519,846
--------------------------------------------------------------------------------------------------------
* Non-income producing security.
# When-issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
JULY 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $726,411,509)            $622,919,621
  Cash                                                                1,348,831
  Receivable for fund shares sold                                     2,953,284
  Receivable for investments sold                                     4,543,045
  Interest and dividends receivable                                   1,242,998
                                                                   ------------
      Total assets                                                 $633,007,779
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $  1,125,564
  Payable for investments purchased                                  12,226,168
  Payable to affiliates -
    Management fee                                                       12,551
    Distribution and service fee                                         12,107
    Administrative fee                                                    7,451
  Accrued expenses and other liabilities                                104,092
                                                                   ------------
      Total liabilities                                            $ 13,487,933
                                                                   ------------
Net assets                                                         $619,519,846
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $757,419,780
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (103,497,059)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (34,402,344)
  Accumulated net investment loss                                          (531)
                                                                   ------------
      Total                                                        $619,519,846
                                                                   ============
Shares of beneficial interest outstanding                           55,738,677
                                                                    ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $244,995,611 / 21,915,343 shares of
    beneficial interest outstanding)                                 $11.18
                                                                     ======
  Offering price per share (100 / 94.25 of net asset value)          $11.86
                                                                     ======
Class B shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $271,673,865 / 24,541,964 shares of
    beneficial interest outstanding)                                 $11.07
                                                                     ======
Class C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $90,725,866 / 8,197,470 shares of
    beneficial interest outstanding)                                 $11.07
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $12,108,751 / 1,082,482 shares of
    beneficial interest outstanding)                                 $11.19
                                                                     ======
Class 529A shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,251 / 470 shares of beneficial
    interest outstanding)                                            $11.17
                                                                     ======
Class 529B shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,251 / 474 shares of beneficial
    interest outstanding)                                            $11.08
                                                                     ======
Class 529C shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,251 / 474 shares of beneficial
    interest outstanding)                                            $11.08
                                                                     ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED JULY 31, 2002
-------------------------------------------------------------------------------
Net investment income:
    Income -
      Interest                                                    $     426,873
      Dividends                                                       7,960,209
      Foreign taxes withheld                                            (65,483)
                                                                  -------------
        Total investment income                                   $   8,321,599
                                                                  -------------
    Expenses -
      Management fee                                              $   3,575,548
      Trustees' compensation                                             18,627
      Shareholder servicing agent fee                                   474,626
      Distribution and service fee (Class A)                            624,430
      Distribution and service fee (Class B)                          2,193,426
      Distribution and service fee (Class C)                            701,276
      Administrative fee                                                 66,994
      Custodian fee                                                     200,210
      Printing                                                           81,272
      Postage                                                           108,946
      Auditing fees                                                      20,474
      Legal fees                                                         10,294
      Miscellaneous                                                     546,036
      Reimbursement of expenses to investment adviser                   211,999
                                                                  -------------
        Total expenses                                            $   8,834,158
      Fees paid indirectly                                              (10,722)
                                                                  -------------
        Net expenses                                              $   8,823,436
                                                                  -------------
          Net investment loss                                     $    (501,837)
                                                                  -------------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                     $ (34,290,606)
      Foreign currency transactions                                      (6,867)
                                                                  -------------
         Net realized loss on investments and foreign
           currency transactions                                  $ (34,297,473)
                                                                  -------------
    Change in unrealized appreciation (depreciation) -
      Investments                                                 $(103,252,069)
      Translation of assets and liabilities in foreign
        currencies                                                       (5,245)
                                                                  -------------
        Net unrealized loss on investments and foreign
          currency translation                                    $(103,257,314)
                                                                  -------------
          Net realized and unrealized loss on investments
            and foreign currency                                  $(137,554,787)
                                                                  -------------
            Decrease in net assets from operations                $(138,056,624)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                      2002                        2001
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $    (501,837)               $     10,697
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (34,297,473)                    347,666
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (103,257,314)                   (372,706)
                                                                -------------                ------------
    Decrease in net assets from operations                      $(138,056,624)               $    (14,343)
                                                                -------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $      (8,361)               $       (476)
  From net investment income (Class I)                                   (600)                     (5,782)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                  (111,034)                     (9,040)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (147,614)                       --
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   (48,365)                       --
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (4,234)                   (102,979)
                                                                -------------                ------------
    Total distributions declared to shareholders                $    (320,208)               $   (118,277)
                                                                -------------                ------------
Net increase in net assets from fund share transactions         $ 579,846,438                $177,015,092
                                                                -------------                ------------
  Total increase in net assets                                  $ 441,469,606                $176,882,472
Net assets:
  At beginning of year                                            178,050,240                   1,167,768
                                                                -------------                ------------
At end of year (including accumulated net investment loss
  of $531 and accumulated undistributed net investment
  income of $4,745, respectively)                               $ 619,519,846                $178,050,240
                                                                =============                ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED JULY 31,                               PERIOD ENDED
                                        --------------------------------------------------------------              JULY 31,
                                                2002             2001             2000            1999                 1998*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $13.64           $12.25           $14.25          $10.66                $10.00
                                              ------           ------           ------          ------                ------
Income from investment operations# -
  Net investment income(S)                    $ 0.04           $ 0.04           $ 0.07          $ 0.05                $ 0.05
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (2.49)            2.57             0.97            4.08                  0.61
                                              ------           ------           ------          ------                ------
      Total from investment operations        $(2.45)          $ 2.61           $ 1.04          $ 4.13                $ 0.66
                                              ------           ------           ------          ------                ------
Less distributions declared to shareholders -
  From net investment income                  $(0.00)+++       $(0.06)          $(0.09)         $(0.04)               $ --
  From net realized gain on
    investments and foreign currency
    transactions                               (0.01)           (1.16)           (2.52)          (0.50)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --               --              (0.43)           --                    --
                                              ------           ------           ------          ------                ------

      Total distributions declared to
        shareholders                          $(0.01)          $(1.22)          $(3.04)         $(0.54)               $ --
                                              ------           ------           ------          ------                ------
Net asset value - end of period               $11.18           $13.64           $12.25          $14.25                $10.66
                                              ======           ======           ======          ======                ======
Total return(+)                               (17.98)%          21.95%           10.16%          40.45%                 6.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                    1.46%            1.50%            1.26%           1.27%                 1.25%+
  Net investment income                         0.29%            0.39%            0.62%           0.45%                 1.22%+
Portfolio turnover                                78%              63%             142%            131%                   48%
Net assets at end of period (000
  Omitted)                                  $244,996          $64,619             $105            $809                  $585

  (S) Subject to reinbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to December 1, 2000 the reimbursement fee was 1.25%. In addition, prior to December 1, 2000 the investment adviser and the distributor voluntarily waived their fees. To the extent actual expenses were over/under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment income (loss)          $ 0.04           $(0.01)          $(0.39)         $(0.26)               $(0.23)
        Ratios (to average net assets):
          Expenses##                            1.42%            2.00%            5.13%           3.93%                 8.58%+
          Net investment income (loss)          0.33%           (0.11)%          (3.25)%         (2.21)%               (6.10)%+
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED          PERIOD ENDED
                                                                    JULY 31, 2002       JULY  31, 2001*
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $13.60                $13.33
                                                                           ------                ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.05)               $(0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        (2.47)                 0.29
                                                                           ------                ------
      Total from investment operations                                     $(2.52)               $ 0.27
                                                                           ------                ------
Less distributions declared to shareholders from net realized gain on investments and foreign currency transactions
                                                                           $(0.01)               $ --
                                                                           ------                ------
Net asset value - end of period                                            $11.07                $13.60
                                                                           ======                ======
Total return                                                               (18.55)%                2.03%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 2.11%                 2.15%+
  Net investment loss                                                       (0.37)%               (0.25)%+
Portfolio turnover                                                             78%                   63%
Net assets at end of period (000 Omitted)                                $271,674               $82,823

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
      To the extent actual expenses were over/ under this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                                $(0.04)               $(0.05)
        Ratios (to average net assets):
          Expenses##                                                         2.07%                 2.63%+
          Net investment loss                                               (0.33)%               (0.73)%+
 * For the period from the inception of Class B shares, December 29, 2000, through July 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED          PERIOD ENDED
                                                                    JULY 31, 2002       JULY  31, 2001*
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $13.59                $13.33
                                                                           ------                ------
Income from investment operations# -
  Net investment loss(S)                                                   $(0.05)               $(0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                        (2.46)                 0.28
                                                                           ------                ------
      Total from investment operations                                     $(2.51)               $ 0.26
                                                                           ------                ------
Less distributions declared to shareholders from net realized gain on investments and foreign currency transactions
                                                                           $(0.01)               $ --
                                                                           ------                ------
Net asset value - end of period                                            $11.07                $13.59
                                                                           ======                ======
Total return                                                               (18.49)%                1.95%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                 2.11%                 2.15%+
  Net investment loss                                                       (0.37)%               (0.26)%+
Portfolio turnover                                                             78%                   63%
Net assets at end of period (000 Omitted)                                 $90,726               $25,399

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
      To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment loss                                                $(0.04)               $(0.05)
        Ratios (to average net assets):
          Expenses##                                                         2.07%                 2.63%+
          Net investment loss                                               (0.33)%               (0.74)%+
 * For the period from the inception of Class C shares, December 29, 2000, through July 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED JULY 31,                               PERIOD ENDED
                                        --------------------------------------------------------------              JULY 31,
                                                2002             2001             2000            1999                 1998*
----------------------------------------------------------------------------------------------------------------------------
CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period         $13.61           $12.19           $14.23          $10.65                $10.00
                                              ------           ------           ------          ------                ------
Income from investment operations# -
  Net investment income(S)                    $ 0.09           $ 0.10           $ 0.07          $ 0.05                $ 0.05
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (2.50)            2.54             0.93            4.07                  0.60
                                              ------           ------           ------          ------                ------
      Total from investment operations        $(2.41)          $ 2.64           $ 1.00          $ 4.12                $ 0.65
                                              ------           ------           ------          ------                ------
Less distributions declared to shareholders --
  From net investment income                  $(0.00  )+++     $(0.06)          $(0.09)         $(0.04)               $ --
  From net realized gain on
    investments and foreign currency
    transactions                               (0.01)           (1.16)           (2.52)          (0.50)                 --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --               --              (0.43)           --                    --
                                              ------           ------           ------          ------                ------
      Total distributions declared to
        shareholders                          $(0.01)          $(1.22)          $(3.04)         $(0.54)               $ --
                                              ------           ------           ------          ------                ------
Net asset value - end of period               $11.19           $13.61           $12.19          $14.23                $10.65
                                              ======           ======           ======          ======                ======
Total return                                  (17.72)%          22.36%            9.89%          40.52%                 6.50%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.11%            1.15%            1.26%           1.27%                 1.25%+
  Net investment income                         0.66%            0.75%            0.59%           0.45%                 1.19%+
Portfolio turnover                                78%              63%             142%            131%                   48%
Net assets at end of period (000
  Omitted)                                   $12,109           $5,209           $1,063          $1,226                  $166

  (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement, which ended on March 28, 2002, to pay all of the fund's operating expenses, exclusive of the management fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, prior to December 1, 2000 the investment adviser voluntarily waived its fees. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:
        Net investment income (loss)          $ 0.09           $ 0.03           $(0.36)         $(0.24)               $(0.25)
        Ratios (to average net assets):
          Expenses##                            1.07%            1.65%            4.78%           3.58%                 8.23%+
          Net investment income (loss)          0.70%            0.25%           (2.93)%         (1.86)%               (5.78)%+
  * For the period from the commencement of the fund's investment operations, March 17, 1998, through July 31, 1998.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. The fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements. Dividends received in cash are recorded on the ex- dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $8,904 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $1,818 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended July 31, 2002 and July 31, 2001 was as follows:

                                                   July 31, 2002 July 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                       $308,144      $ 77,613
  Long-term capital gain                                  12,064        40,664
                                                        --------      --------
Total distributions declared                            $320,208      $118,277
                                                        ========      ========

During the year ended July 31, 2002, accumulated net investment loss decreased by $505,522, accumulated net realized loss on investments and foreign currency transactions decreased by $7,235, and paid-in capital decreased by $512,757 due to differences between book and tax accounting for currency transactions, wash sales, and capital losses. This change had no effect on the net assets or net asset value per share.

As of July 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                     $     --
Undistributed long-term capital gain                                    --
Capital loss carryforward                                          (3,521,246)
Unrealized loss                                                  (112,684,065)
Other temporary differences                                       (21,694,623)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 2010, ($3,521,246).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

Prior to March 28, 2002 the fund had a temporary expense reimbursement agreement whereby MFS had voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn paid MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. Prior to December 1, 2000, the reimbursement fee was 1.25% of average daily net assets. To the extent that the expense reimbursement fee exceeded the fund's actual expenses, the excess was applied to amounts paid by MFS in prior years. As of July 31, 2002, the fund had completely reimbursed MFS.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,229 for the year ended July 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,393 for the year ended July 31, 2002. Fees incurred under the distribution plan during the year ended July 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,750 and $14,949 for Class B and Class C shares, respectively, for the year ended July 31, 2002. Fees incurred under the distribution plan during the year ended July 31, 2002 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 2002, were $12,229, $450,008, and $23,450 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $941,038,337 and $355,590,317, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $ 735,598,515
                                                             -------------
Gross unrealized appreciation                                $  14,489,708
Gross unrealized depreciation                                 (127,168,602)
                                                             -------------
    Net unrealized depreciation                              $(112,678,894)
                                                             =============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               Year Ended July 31, 2002           Year Ended July 31, 2001
                                        -------------------------------      -----------------------------
                                              Shares             Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                               25,758,279      $ 345,808,780        5,025,092       $68,607,597
Shares issued to shareholders in
  reinvestment of distributions                7,786            103,780              729             9,305
Shares reacquired                         (8,587,574)      (111,072,995)        (297,518)       (4,083,842)
                                         -----------      -------------       ----------       -----------
    Net increase                          17,178,491      $ 234,839,565        4,728,303       $64,533,060
                                         ===========      =============       ==========       ===========

Class B shares
                                               Year Ended July 31, 2002         Period Ended July 31, 2001*
                                        -------------------------------      -----------------------------
                                              Shares             Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                               25,850,641      $ 340,320,053        6,282,026       $85,541,141
Shares issued to shareholders in
  reinvestment of distributions               10,529            137,832            --                --
Shares reacquired                         (7,411,247)       (90,024,631)        (189,985)       (2,582,892)
                                         -----------      -------------       ----------       -----------
    Net increase                          18,449,923      $ 250,433,254        6,092,041       $82,958,249
                                         ===========      =============       ==========       ===========

Class C shares
                                               Year Ended July 31, 2002         Period Ended July 31, 2001*
                                        -------------------------------      -----------------------------
                                              Shares             Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                8,357,178      $ 109,813,043        1,964,173       $26,831,534
Shares issued to shareholders in
  reinvestment of distributions                2,916             38,603            --                --
Shares reacquired                         (2,031,018)       (25,239,817)         (95,779)       (1,300,026)
                                         -----------      -------------       ----------       -----------
    Net increase                           6,329,076      $  84,611,829        1,868,394       $25,531,508
                                         ===========      =============       ==========       ===========

Class I shares
                                               Year Ended July 31, 2002           Year Ended July 31, 2001
                                        -------------------------------      -----------------------------
                                              Shares             Amount           Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                  926,612      $  12,833,712          318,706      $  4,311,194
Shares issued to shareholders in
  reinvestment of distributions                  192              2,554            8,536           108,756
Shares reacquired                           (227,098)        (2,890,076)         (31,653)         (427,675)
                                         -----------      -------------       ----------       -----------
    Net increase                             699,706      $   9,946,190          295,589      $  3,992,275
                                         ===========      =============       ==========       ===========
* For the period of the inception of class B and class C shares, December 29, 2000, through July 31, 2001.

Class 529A shares
                                                                                Period Ended July 31, 2002
                                                                             -----------------------------
                                                                                  Shares            Amount
----------------------------------------------------------------------------------------------------------
Shares sold                                                                          470          $  5,200
Shares issued to shareholders in reinvestment of distributions                      --                --
Shares reacquired                                                                   --                --
                                                                              ----------       -----------
    Net increase                                                                     470       $     5,200
                                                                              ==========       ===========

Class 529B shares
                                                                                Period Ended July 31, 2002
                                                                             -----------------------------
                                                                                  Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                                                          474       $     5,200
Shares issued to shareholders in reinvestment of distributions                      --                --
Shares reacquired                                                                   --                --
                                                                              ----------       -----------
    Net increase                                                                     474       $     5,200
                                                                              ==========       ===========

Class 529C shares
                                                                                Period Ended July 31, 2002
                                                                             -----------------------------
                                                                                  Shares            Amount
------------------------------------------------------------------------------------------------------------
Shares sold                                                                          474       $     5,200
Shares issued to shareholders in reinvestment of distributions                      --                --
Shares reacquired                                                                   --                --
                                                                              ----------       -----------
    Net increase                                                                     474       $     5,200
                                                                              ==========       ===========

As of July 31, 2002, the fund has added three new classes, 529A, 529B and 529C. Class 529A, 529B and 529C shares are only offered in conjunction with qualified state tuition programs (state programs) established in accordance with Section 529 of the Internal Revenue Code (Code). Contributions to these state programs may be invested in the fund's class 529A, 529B, or 529C shares and certain other MFS funds offering theses share classes. Earnings on investments in the fund made through such state programs are eligible to receive favorable tax treatment.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended July 31, 2002, was $3,600. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS Strategic Value
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Value Fund (the Fund), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Value Fund at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
September 6, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   FOR THE YEAR ENDED JULY 31, 2002, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 82.61%.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION OF SHARES.

MFS(R) STRATEGIC VALUE FUND

The following tables present certain information regarding the Trustees and officers of Series Trust X, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                      NAME, POSITION WITH THE TRUST, AGE,
                               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustees of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Kenneth J. Enright+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
AUDITORS                                                 stock and bond outlooks, call toll free:
Ernst & Young LLP                                        1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
INVESTOR INFORMATION
For information on MFS mutual funds, call your           WORLD WIDE WEB
investment professional or, for an information           www.mfs.com
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) STRATEGIC VALUE FUND                                     ------------
                                                                  PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2002 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                               MSV-2  9/02  93M  21/221/321/821